InspireMD Announces the Distribution of

CGuard™ Embolic Prevention System in South Africa

Growing awareness of CGuard™ EPS among treating physicians, and resulting demand, were key factors driving entry into the South African market

Tel Aviv, Israel— January 14, 2019 – InspireMD, Inc. (NYSE American: NSPR), developer of the CGuard™ Embolic Prevention System (EPS) for the prevention of stroke caused by the treatment of carotid artery disease, today announced that its novel CGuard EPS will be distributed by its local distribution partner, Torque Medical of Roodepoort, Johannesburg. Commercial launch will commence immediately.

Craig Goodburn, Managing Member of Torque Medical, commented, “We are extremely pleased with the opportunity to offer CGuard EPS in the South African market. We were approached by some of our key customers in the Vascular Surgery, Interventional Neurology and Interventional Cardiology field who had learned about CGuard EPS through conferences and publications and wanted us to make it available in South Africa. We are delighted that we are now able to do so. We see CGuard EPS as a key tool for fighting stroke caused by carotid artery disease in our country.

James Barry, PhD, Chief Executive Officer of InspireMD, said, “As awareness of CGuard among vascular surgeons, interventional neurologists, and cardiologists continues to grow through real-world experience, word-of-mouth, conference presentations, and publications, we are seeing more and more ‘pull-through’ demand in which treating physicians initiate contact with local distributors to make CGuard available in their market, such as what occurred in South Africa. In our view, this is a very significant validation of our technology and a clear reflection of CGuard’s clinical advantages relative to both conventional carotid stents and carotid endarterectomy.”

About InspireMD, Inc.

InspireMD seeks to utilize its proprietary MicroNet® technology to make its products the industry standard for treatment of carotid artery disease by providing outstanding acute results and durable stroke free long-term outcomes.

InspireMD’s common stock is quoted on the NYSE American under the ticker symbol NSPR and certain warrants are quoted on the NYSE American under the ticker symbol NSPR.WS.

Forward-looking Statements

This press release contains “forward-looking statements.” Such statements may be preceded by the words “intends,” “may,” “will,” “plans,” “expects,” “anticipates,” “projects,” “predicts,” “estimates,” “aims,” “believes,” “hopes,” “potential” or similar words. Forward-looking statements are not guarantees of future performance, are based on certain assumptions and are subject to various known and unknown risks and uncertainties, many of which are beyond the Company’s control, and cannot be predicted or quantified and consequently, actual results may differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, without limitation, risks and uncertainties associated with (i) market acceptance of our existing and new products, (ii) negative clinical trial results or lengthy product delays in key markets, (iii) an inability to secure regulatory approvals for the sale of our products, (iv) intense competition in the medical device industry from much larger, multinational companies, (v) product liability claims, (vi) product malfunctions, (vii) our limited manufacturing capabilities and reliance on subcontractors for assistance, (viii) insufficient or inadequate reimbursement by governmental and other third party payers for our products, (ix) our efforts to successfully obtain and maintain intellectual property protection covering our products, which may not be successful, (x) legislative or regulatory reform of the healthcare system in both the U.S. and foreign jurisdictions, (xi) our reliance on single suppliers for certain product components, (xii) the fact that we will need to raise additional capital to meet our business requirements in the future and that such capital raising may be costly, dilutive or difficult to obtain and (xiii) the fact that we conduct business in multiple foreign jurisdictions, exposing us to foreign currency exchange rate fluctuations, logistical and communications challenges, burdens and costs of compliance with foreign laws and political and economic instability in each jurisdiction. More detailed information about the Company and the risk factors that may affect the realization of forward looking statements is set forth in the Company’s filings with the Securities and Exchange Commission (SEC), including the Company’s Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q. Investors and security holders are urged to read these documents free of charge on the SEC’s web site at http://www.sec.gov. The Company assumes no obligation to publicly update or revise its forward-looking statements as a result of new information, future events or otherwise.

Investor Contacts:

Craig Shore

Chief Financial Officer

InspireMD, Inc.

888-776-6804

craigs@inspiremd.com

Jeremy Feffer

LifeSci Advisors, LLC

212-915-2568

jeremy@lifesciadvisors.com